SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary proxy statement.

[ X ]	Definitive proxy statement.

[ ]	Definitive additional materials.

[ ]	Soliciting material under Rule 14a-12.

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2))

Lord Abbett Municipal Income Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of filing fee (check the appropriate box):

[ X ]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Lord Abbett Municipal Income Trust

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett Short Duration Tax Free Fund

90 Hudson Street

Jersey City, New Jersey 07302-3973

888-522-2388

Dear Fellow Shareholder,

It is a privilege to manage your tax-free investment. Lord Abbett believes that tax-free income will continue to play an important role in many shareholders’ long term investment goals, especially in light of the events of the last two years. In an effort to improve the quality of our clients’ investment experience and better meet their evolving investment needs, we are asking you to approve a transaction that would change the state in which your Fund is organized, potentially resulting in operating efficiencies and cost savings for the Fund and, therefore, shareholders.

You will be asked to approve the reorganization of your Fund into a corresponding series of Lord Abbett Municipal Income Fund, Inc. to be organized under Maryland law with the same name, investment parameters, fees and expenses, and other attributes, which we believe potentially may benefit shareholders in the following ways:

•

Only change is state of organization.    As a result of the reorganization of your Fund into a newly organized corresponding series of Lord Abbett Municipal Income Fund, Inc., you will remain invested in a Fund with the same name, investment parameters, fees and expenses, and other attributes that is organized in Maryland rather than Delaware.

•

Potential for lower expenses.    Consolidating Lord Abbett’s municipal bond Funds under one umbrella entity (i.e., Lord Abbett Municipal Income Fund, Inc.) would give Lord Abbett the opportunity to operate the Funds more efficiently, providing the potential to eliminate duplicative expenses and reduce Fund expenses in the future.

The transaction described above will be a tax-free reorganization for federal income tax purposes, and you will not be charged any sales charges, commissions, or transaction fees in connection with it. The enclosed Questions & Answers and Proxy Statement contain more information, including key factors that you may find helpful in evaluating the proposal.

This change requires your approval. We encourage you to review the enclosed materials carefully and vote “FOR” the approval of the proposal. By voting promptly, you can help your Fund avoid the expense of additional follow-up mailings and solicitations.

You can vote in any of the following ways (please refer to your proxy card):

•	Via the internet
•	By telephone
•	By mail
•	At the shareholder meeting: November 5, 2010, 9:00 a.m., at 90 Hudson Street, Jersey City, NJ 07302-3973

We encourage you to vote by the internet or telephone, using the “control” number that appears on your proxy card. We must receive your vote before 9:00 a.m. on November 5, 2010, in order to count your vote. Regardless of the method you choose, please take the time to read the full text of the enclosed Proxy Statement before voting.

Thank you for investing in the Lord Abbett Family of Funds. If you have any questions or need assistance voting, please contact your financial advisor or call us at 1-888-L-ABBETT (1-888-522-2388).

Sincerely,

Robert S. Dow

Chairman of the Board

Lord Abbett Municipal Income Trust

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett Short Duration Tax Free Fund

90 Hudson Street

Jersey City, New Jersey 07302-3973

888-522-2388

QUESTIONS AND ANSWERS

Your vote is important.

Below are answers to some commonly asked questions that are intended to help you understand the proposals on which you are being asked to vote. These proposals are described in more detail in the Proxy Statement, which you should read carefully. By voting promptly, you can help the Funds avoid the expense of additional follow-up mailings and solicitations. If you have a question or need assistance in voting, please contact your Fund at 888-522-2388.

Why am I being asked to vote?

Lord, Abbett & Co. LLC (“Lord Abbett”) is seeking your vote because you are, or were as of August 17, 2010 (the “Record Date”), a shareholder of one or more of the Lord Abbett Funds listed above (each a “Fund” and collectively, the “Funds”). As discussed in more detail below, Lord Abbett is proposing certain changes to the Funds that require approval of the applicable Fund’s shareholders at a shareholder meeting scheduled to be held on November 5, 2010. The Board of Trustees (the “Board”) of the Funds has approved the proposal below and recommends that you vote “FOR” it.

What proposals am I being asked to vote on?

Shareholders are being asked to approve a proposal to change the state in which each of the “Delaware Funds” listed below is organized to Maryland. This would be accomplished by reorganizing each Delaware Fund into a corresponding series of Lord Abbett Municipal Income Fund, Inc. to be organized under Maryland law with the same name, investment parameters, principal risks, fees and expenses, distribution and purchase procedures, exchange rights, and other attributes (each, a “Maryland Fund” and collectively, the “Maryland Funds”) (each, a “Redomestication” and collectively, the “Redomestications”). We believe that adopting a single form of organizational structure for all of our municipal bond Funds, with a single set of governing documents, will greatly simplify the administration and oversight of these Funds and other funds in the Lord Abbett Family of Funds, many of which also are organized as Maryland corporations, providing the potential to eliminate duplicative expenses and reduce Fund expenses in the future. After the Redomestications are completed, shareholders of each participating Delaware Fund will become shareholders of the corresponding

Maryland Fund. As discussed in the proposal, which begins on page 3 of the Proxy Statement, for all practical purposes, the nature of your investment in a Delaware Fund would not change as a result of that Fund’s Redomestication. The Delaware Funds involved in the proposed Redomestications are:

Delaware Funds
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett Short Duration Tax Free Fund

The specific proposals on which you may vote will depend on which Fund(s) you owned as of the Record Date. Only shareholders of a Delaware Fund as of the Record Date may vote on that Fund’s Redomestication.

If shareholders approve the Redomestications, these transactions are expected to be completed as soon as possible after the shareholder meeting, but not later than November 30, 2010.

Why does the Board recommend that I vote “FOR” the proposal?

The Redomestications are being proposed in an effort to improve the quality of our clients’ investment experience and better meet their evolving investment needs. Lord Abbett believes that this change is likely to benefit the Delaware Funds and their shareholders in several ways, including the opportunity for operating efficiencies and cost savings. The specific reasons why each Delaware Fund’s Board recommends that shareholders vote “FOR” the proposal are discussed in more detail on pages 4 through 5 of the Proxy Statement.

Will I pay any taxes, sales charges, or other similar fees in connection with the Redomestications?

No. Each Redomestication is expected to qualify as a tax free redomestication pursuant to Section 368(a) of the Internal Revenue Code of 1986 and no sales charges or other similar fees will be charged in connection with the Redomestication. However, any other investment or redemption would be subject to any applicable sales charges.

Will my Fund’s portfolio manager change as a result of the Redomestications?

No. The individuals who are responsible for the day-to-day management of each Delaware Fund will continue to manage the Fund after the Redomestications are completed.

Who will pay for the Redomestications?

Because of the anticipated benefits that the Redomestications will offer the Delaware Funds and their shareholders, the Boards have determined that each Delaware Fund will pay its share of the expenses associated with the Redomestications, based on each Fund’s relative assets. We estimate the proxy solicitation expenses to be approximately $168,000 for the Delaware Funds.

What if there are not enough votes to approve the proposal?

If a Delaware Fund does not receive enough votes to approve the proposal before the shareholder meeting, the meeting may be postponed as to that Fund to permit further solicitation of proxy votes. If a Delaware Fund does not receive enough votes to approve the proposal even after postponing the meeting, the proposal will not be implemented with respect to that Fund, and the Fund’s Board and Lord Abbett will consider alternatives. The Redomestications are not interdependent, meaning that any single Delaware Fund’s failure to obtain the required vote will not affect the implementation of the proposal with respect to any other Delaware Fund that does obtain the required vote.

What is Broadridge Financial Solutions, Inc.?

The Funds have hired Broadridge Financial Solutions, Inc. (“Broadridge”), which is not affiliated with the Funds or Lord Abbett, to contact shareholders and record their votes. As the shareholder meeting date approaches, shareholders who have not yet voted may receive a phone call from Broadridge asking them to vote so that the meeting will not need to be postponed.

How many votes am I entitled to cast?

You are entitled to one vote per share and a proportionate fractional vote for each fractional share you own of a Delaware Fund on the Record Date.

How do I submit my vote?

You may vote in any of the following four ways:

Internet:	Please use the website and control number provided on your proxy card.
Telephone:	Please use the telephone number and control number provided on your proxy card.
Mail:	Please sign and date your proxy card and return it to the address shown on the card.
In Person:	At the shareholder meeting at 9:00 a.m. on November 5, 2010, at 90 Hudson Street, Jersey City, NJ 07302.

You can help reduce shareholder costs by voting promptly.    Your vote is important, regardless of how many Fund shares you own. Please read the Proxy Statement and vote your shares. If you have a question or need assistance in voting, please contact your Fund at 888-522-2388.

Thank you for investing in the Lord Abbett Family of Funds.

Lord Abbett Municipal Income Trust

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett Short Duration Tax Free Fund

90 Hudson Street

Jersey City, New Jersey 07302-3973

888-522-2388

NOTICE OF JOINT MEETING OF SHAREHOLDERS

To be Held on November 5, 2010

NOTICE IS HEREBY GIVEN of a Joint Meeting of the Shareholders (the “Meeting”) of each of the Lord Abbett Funds listed above. The Meeting will be held in the offices of Lord, Abbett & Co. LLC at 90 Hudson Street, Jersey City, NJ 07302-3973, on November 5, 2010, at 9:00 a.m., for the purpose of considering the following proposals:

1.	To approve an Agreement and Plan of Redomestication providing for the reorganization of each of the “Delaware Funds” listed below into a corresponding series of Lord Abbett Municipal Income Fund, Inc. to be organized under Maryland law with the same name, investment parameters, fees and expenses, and other attributes (each, a “Maryland Fund” and collectively, the “Maryland Funds”) (each, a “Redomestication” and collectively, the “Redomestications”). Each Delaware Fund presently is organized as a series of Lord Abbett Municipal Income Trust. The Delaware Funds involved in the proposed Redomestications are:

Delaware Funds
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Intermediate Tax Free Fund
Lord Abbett Short Duration Tax Free Fund

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Boards have fixed the close of business on August 17, 2010 as the record date for determination of shareholders of the Delaware Funds entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share. Only shareholders of a particular Delaware Fund are eligible to vote on the Redomestication of that Delaware Fund.

Your vote is important regardless of how many Fund shares you hold. By voting promptly, you can help the Funds avoid the expense of additional follow-up mailings and solicitations. You may vote via the internet, by telephone, or by signing and returning your proxy card, as described in the attached Proxy Statement.

By order of the Boards of Trustees Lawrence H. Kaplan Vice President and Secretary September 2, 2010

PROXY STATEMENT

JOINT MEETING OF SHAREHOLDERS

Lord Abbett Municipal Income Trust

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett Short Duration Tax Free Fund

To be Held on November 5, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Lord Abbett Municipal Income Trust (the “Trust”), to be voted at a joint meeting of the shareholders of the Lord Abbett High Yield Municipal Bond Fund, Lord Abbett Intermediate Tax Free Fund and Lord Abbett Short Duration Tax Free Fund (each a “Fund”, together the “Delaware Funds”), series of the Trust, to be held on November 5, 2010, at 9:00 a.m., at 90 Hudson Street, Jersey City, NJ 07302-3973 and at any adjournments thereof (the “Meeting”).

Lord Abbett Intermediate Tax Free Fund and Lord Abbett Short Duration Tax Free Fund are diversified, open-end management investment companies, incorporated in Delaware, and Lord Abbett High Yield Municipal Bond Fund is a non-diversified, open-end management investment company, incorporated in Delaware. The Board has fixed the close of business on August 17, 2010 (the “Record Date”) as the record date for determination of shareholders of each Fund entitled to notice of, and to vote at, the Meeting. For ease and clarity of presentation, shares of a Fund are referred to herein as “shares,” and holders of shares are referred to as “shareholders.” Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the enclosed proxy ballot are first being mailed to shareholders on or about September 2, 2010.

At the Meeting, shareholders will be asked to approve an Agreement and Plan of Redomestication providing for the reorganization of each of the Delaware Funds into a corresponding series of Lord Abbett Municipal Income Fund, Inc. to be organized under Maryland law with the same name, investment parameters, fees and expenses, and other attributes (each, a “Maryland Fund” and collectively, the “Maryland Funds”) (each, a “Redomestication” and collectively, the “Redomestications”). Each Delaware Fund presently is organized as a series of Lord Abbett Municipal Income Trust.

Each Delaware Fund will furnish, without charge, a copy of its most recent annual report and most recent semiannual report succeeding the annual report, if any, to any shareholder upon request. A shareholder may obtain such report(s) by writing to the Delaware Funds, by calling 1-888-522-2388 or via the internet at www.lordabbett.com.

PROPOSAL

Overview of the Proposed Redomestications

Lord Abbett is proposing that each of the Delaware Funds adopt the Maryland corporation form of organization by reorganizing into a corresponding “shell” series of Lord Abbett Municipal Income Fund, Inc. (the “Company”) with the same distinguishing features (each, a “Maryland Fund” and collectively, the “Maryland Funds”). Currently, the Trust and its series are organized under Delaware law. The Company and the Trust each have their own governing documents, and the terms of these documents vary. Lord Abbett believes that adopting a single form of organizational structure for all of its municipal bond Funds, with a single form of governing document, will greatly simplify the administration and oversight of these Funds and other funds in the Lord Abbett Family of Funds, many of which also are organized as Maryland corporations. Furthermore, the Redomestications are anticipated to result in potential cost savings for the Delaware Funds because some expenses such as certain legal and registration fees are incurred at the Company or Trust level rather than the Fund level. Therefore, shareholders of each Delaware Fund are being asked to approve its reorganization into a corresponding Maryland Fund.

As you evaluate a Redomestication, please consider the following:

•

The Redomestications will provide Delaware Fund shareholders with the opportunity to continue to invest in a Fund with the same name, investment objective, policies, and restrictions, principal risks, management and Rule 12b-1 fees, sales charges, portfolio management team, distribution and purchase procedures, exchange rights, and other attributes as their current Delaware Fund, but as part of a Maryland corporation rather than a Delaware statutory trust. Lord Abbett believes that on balance, each organizational structure offers a number of benefits in terms of the conduct of a Fund’s business affairs, shareholder rights, and other aspects of the Funds’ corporate governance. One of the key differences between Delaware statutory trusts and Maryland corporations (which are summarized below) is that corporations tend to have easier access to federal court than trusts due to technical requirements concerning residency. Although Lord Abbett expects that the likelihood that the Delaware Funds would need to avail themselves of federal court jurisdiction is fairly remote, Lord Abbett nevertheless believes that access to federal court can be important in protecting the economic interests of Fund shareholders, especially given the increased frequency of litigation involving municipal bond issuers in the current market environment.

•

The only differences between a Delaware Fund and its corresponding Maryland Fund will be with respect to characteristics that are determined by state law. The key differences between Delaware and Maryland laws applicable to mutual funds are summarized below.

•

The Maryland Funds would not have any assets or operating history of their own prior to the Redomestications. Each Maryland Fund will acquire the assets and assume the performance history of its corresponding Delaware Fund.

•	Each Redomestication will be a tax-free reorganization for federal income tax purposes. You will not be charged any sales charges, commissions, or transaction fees in a Redomestication.

•

The Redomestications will not change the number or total value of the Delaware Fund shares you held immediately prior to the Redomestications. The specific terms of the Redomestications are set forth in the form of Agreement and Plan of Redomestication, a copy of which is attached as Exhibit A.

•	Subject to shareholder approval, the Redomestications are expected to be effected as soon as practicable following the Meeting, but not later than November 30, 2010.

Board Considerations in Approving the Redomestications

The Board considered the proposed Redomestications, with data and analysis related to such proposed Redomestications, as presented by Lord Abbett at a meeting held on June 15, 2010. At the meeting, the Board considered a number of factors, including:

•	Each Delaware Fund’s investment objective, policies, and restrictions;

•	The anticipated tax consequences of the Redomestications with respect to each Delaware Fund and its shareholders;

•	The estimated costs of each of the Redomestications and the extent to which the Delaware Funds would bear such costs; and

•	The potential benefits of the proposed Redomestications for the shareholders of the Delaware Funds.

In considering such factors, the Board questioned Lord Abbett about the investment objectives, policies and restrictions of the Delaware Funds, the costs and anticipated tax consequences of the proposed Redomestications and the potential benefits to shareholders. The Board’s considerations and conclusions are summarized below.

The Board considered that the investment objective, strategies, and risks of each Maryland Fund will be identical to those of the corresponding Delaware Fund and that the same individuals who currently are responsible for the day-to-day management of each Delaware Fund also will be responsible for the day-to-day management of each Maryland Fund after the Redomestications are completed. In addition, the Board took into account that the Redomestications will not result in an increase in the fees payable by Delaware Fund shareholders. The Board also considered the tax-free nature of the Redomestications and that shareholders will receive Maryland Fund shares equal in number and total value to the corresponding Delaware Fund shares they held immediately prior to the Redomestications. Finally, the Board considered that the Redomestication of each Delaware Fund, and the resulting adoption of a single form of organization for Lord Abbett’s municipal bond Funds and uniform governing documents for such Funds, will simplify the administration and oversight of the Delaware Funds, possibly creating the opportunity for cost savings.

In light of these factors and its fiduciary duties under both federal and state law, the Board, including all of the Trustees who are not interested persons (as defined in the Investment Company Act), unanimously has determined that the Redomestications are in the best interests of each of the Delaware Funds and their shareholders. The Board also has determined that the Redomestications would not result in a dilution of the interests of the shareholders of any of the Delaware Funds.

Key Differences between Delaware Statutory Trusts and Maryland Corporations

Delaware statutory trusts and Maryland corporations differ in a number of respects. The following summary of these differences is qualified in its entirety by reference to the governing documents of the Trust and the Company.

	Delaware	Maryland
Organizational Documents	Certificate of Trust, Declaration of Trust, and By-Laws	Articles of Incorporation and By-Laws
	Certificate of Trust is only public filing	Articles of Incorporation must be publicly filed
	Amendments to Declaration of Trust do not require public filings	Amendments to Articles of Incorporation must be publicly filed
Capital Structure	Unlimited number of authorized shares	Articles of Incorporation provide for specified number of authorized shares, which directors may increase
	Trustees may create new series or classes of beneficial interest without shareholder approval	Shareholder approval generally is required to create new series or classes of stock
	Trustees may modify terms of existing series or classes of beneficial interest without shareholder approval	Shareholder approval is required to modify terms of existing series or classes of stock
	No public filing required in connection with changes to capital structure	Statute requires public filing of amendment to Articles of Incorporation reflecting changes to capital structure

	Delaware	Maryland
Shareholder Meetings and Voting Rights	Declaration of Trust can be amended without shareholder approval, unless the particular issue requires shareholder approval under the 1940 Act	Certain fund transactions, such as mergers, certain reorganizations, and liquidations, are subject to mandatory shareholder votes
	No statutory requirements with respect to record date, notice, quorum, or adjournment	Statute establishes certain record date, notice, quorum, and adjournment requirements
	Shareholders’ voting rights established by Declaration of Trust	Statute mandates shareholders’ voting rights
Shareholder Liability	None	Limited by statute
Directors/ Trustees	Declaration of Trust establishes requirements for removal of a trustee	Statute mandates that directors can be removed with or without cause by majority shareholder vote
	Declaration of Trust establishes trustees’ standard of conduct	Statute requires directors to act in good faith
	Declaration of Trust can limit trustees’ liability, subject to public policy exceptions	Articles of Incorporation can limit directors’ liability other than in cases where directors acted in bad faith or received an improper benefit
	Declaration of Trust may provide for broad indemnification of trustees and other persons	Directors may be indemnified absent acts of bad faith, deliberate dishonesty or improper personal benefit
Inspection Rights	Trustees determine whether and to what extent shareholders may inspect business records	Statute gives shareholders the right to inspect By-Laws, minutes, annual reports, and certain other corporate documents at a Maryland corporation’s principal office
	Shareholders’ inspection rights remain subject to trustees’ discretion, irrespective of percent of shares held or length of period of ownership	Shareholders who have held at least 5% of any class of shares for at least 6 months have the right to request and inspect other types of documents, including lists of shareholders
Dissolution and Termination	Trustees may dissolve trust upon written notice to shareholders	Dissolution requires shareholder approval
Access to Federal Court on State Law Matters	Determined by domiciles of individual shareholders	Determined by domicile of corporation

Federal Income Tax Considerations

Each of the Redomestications is not intended to result in any income, gain or loss being recognized for U.S. federal income tax purposes by the applicable Delaware Fund or its shareholders and will not take place unless each Delaware Fund and Maryland Fund receives a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Delaware and Maryland Funds, substantially to the effect that the Redomestication will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Shareholders should note that, if necessary, in accordance with each Delaware Fund’s policy of distributing its investment company taxable income, net tax-exempt income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, each Delaware Fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders immediately before the Redomestication. Such distributions, other than distributions of exempt-interest dividends, will be taxable to Delaware Fund shareholders. Based on June 30, 2010 data, the Delaware Funds may not have any net capital gains to distribute immediately prior to the Redomestications as a result of capital loss carryovers. For additional information about the tax considerations of the Redomestications, see “More Information about the Redomestications — Material Federal Income Tax Consequences of Each Redomestication.”

Your Board unanimously recommends that you vote “FOR” the approval of this Proposal.

MORE INFORMATION ABOUT THE REDOMESTICATIONS

Description of the Redomestications

On or about November 19, 2010 (the “Closing Date”), if the conditions discussed below are met, each Delaware Fund will transfer all of its assets to the corresponding Maryland Fund in exchange for shares of the Maryland Fund having an aggregate net asset value equal to the aggregate value of the assets, less liabilities, of the Delaware Fund and the assumption by the Maryland Fund of all the liabilities of the Delaware Fund. Each Delaware Fund will distribute as of the Closing Date such shares pro rata to its shareholders of record, determined as of the close of business on the Closing Date, in exchange for their shares of the Delaware Fund. The net asset value of such shares and the value of each Delaware Fund’s assets and the amount of its liabilities will be determined as of the Closing Date in accordance with the corresponding Maryland Fund’s valuation procedures, which are the same as those used by the Delaware Funds.

Although each of the Delaware Funds may dispose of some of the securities in its portfolio before the Redomestications and reinvest the proceeds in other securities consistent with its investment objective, the Delaware Funds will not dispose of assets that, in the aggregate, will result in less than 50% of the historic business assets of the Delaware Funds being transferred to the Maryland Funds in the Redomestications. If necessary, a Delaware Fund will pay a final dividend before the Redomestication that will have the effect of distributing all of its undistributed investment company income and net realized capital gains to its shareholders before the Redomestications.

The obligations of each of the Maryland Funds and each of the Delaware Funds to complete their respective Redomestications are subject to the satisfaction of certain conditions, including: (a) approval of a “majority of the outstanding voting securities” as defined under the Investment Company Act, of each Delaware Fund and (b) a favorable opinion of legal counsel as to the federal income tax consequences of the Redomestication as described below under Federal Income Tax Considerations. The Agreement and Plan of Redomestication, a copy of which is attached as Exhibit A, contains more detailed information about the specific conditions that must be met in order for each Redomestication to be completed. Subject to approval by the applicable Delaware Fund’s shareholders, the Company and the Trust will implement each Redomestication unless the Agreement and Plan of Redomestication is terminated according to its terms. Absent extraordinary circumstances, it is not expected that such termination will occur.

This summary of the Redomestications is not complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the form of Agreement and Plan of Redomestication, a copy of which is attached as Exhibit A.

Material Federal Income Tax Consequences of Each Redomestication

The following is a summary of the material anticipated federal income tax consequences of each Redomestication. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date of this Proxy Statement and all of which are subject to change and differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of the Delaware Funds as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. You should consult your tax adviser as to the federal income tax consequences to you of the relevant Redomestications, as well as the effects of state, local, and foreign tax laws.

Each Redomestication is intended to qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. If each Redomestication does so qualify:

•

No gain or loss will be recognized by the Delaware Fund upon (1) the transfer of all of its assets to the Maryland Fund as described in this Proxy Statement or (2) the distribution by the Delaware Fund of Maryland Fund shares to the Maryland Fund’s shareholders;

•

No gain or loss will be recognized by the Maryland Fund upon the receipt of the Delaware Fund’s assets solely in exchange for the issuance of Maryland Fund shares to the Delaware Fund and the assumption of the Delaware Fund’s liabilities by the Maryland Fund;

•	The basis of the assets of the Delaware Fund acquired by the Maryland Fund will be the same as the basis of those assets in the hands of the Delaware Fund immediately before the transfer;

•	The tax holding period of the assets of the Delaware Fund in the hands of the Maryland Fund will include the Delaware Fund’s tax holding period for those assets;

•	Shareholders will not recognize gain or loss upon the exchange of shares of the Delaware Fund solely for Maryland Fund shares as part of the Redomestication;

•	The basis of the Maryland Fund shares received by shareholders in the Redomestication will be the same as the basis of their shares of the Delaware Fund surrendered in exchange; and

•

The tax holding period of the Maryland Fund shares that shareholders receive will include the tax holding period of the Delaware Fund shares surrendered in the exchange, provided that shareholders held the Delaware Fund shares as capital assets on the date of the exchange.

As a condition to the closing of each Redomestication, each participating Fund must receive a tax opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Funds, substantially to the effect that the Redomestication will qualify as a reorganization within the meaning of Section 368(a) of the Code. In rendering each such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Maryland Fund and the Delaware Fund. No tax ruling has been requested from the IRS in connection with the Redomestications. The tax opinions are not binding on the IRS or a court, and do not preclude the IRS from asserting or adopting a contrary position.

Shareholders should note that, if necessary, in accordance with each Delaware Fund’s policy of distributing its investment company taxable income, net tax-exempt income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, each Delaware Fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders immediately before the Redomestication. Such distributions, other than distributions of exempt-interest dividends, will be taxable to Delaware Fund shareholders. Based on June 30, 2010 data, the Delaware Funds may not have any net capital gains to distribute immediately prior to the Redomestications as a result of capital loss carryovers.

Expenses of the Redomestications

Because of the anticipated benefits that the Redomestications will offer the Delaware Funds and their shareholders, each Delaware Fund will pay its share of the expenses associated with the Redomestications, based on each Fund’s relative assets. If the Redomestications are completed, the expenses of each Delaware Fund, to the extent not paid before the Closing Date, will be assumed by the corresponding Maryland Fund and taken into account in determining the net assets of the Delaware Fund for the purpose of calculating the number of shares to be issued to the Delaware Fund.

Shareholders’ Rights

The rights of the former shareholders of the Delaware Funds after the Redomestications (as new shareholders of the Maryland Funds) will be governed by the Articles of Incorporation and By-Laws of the Company rather than by the Declaration of Trust and By-Laws of the Trust. The Company is organized as a corporation in the State of Maryland. The Trust is organized as a statutory trust in the State of Delaware. The operations of the Maryland Funds will continue to be subject to the provisions of the Investment Company Act and the rules and regulations of the SEC thereunder.

The rights of shareholders of the Delaware Funds will change to the extent that Delaware and Maryland laws differ as to matters of corporate governance and shareholders’ rights. For example, under Delaware law, the Trust may amend its organization documents regarding management of the trust, rights and obligations of the trustees and shareholders without a shareholder vote. Under Maryland law, shareholder approval generally is required to amend the Company’s organization documents.

The Boards of the Trust and the Company currently are comprised of the same individuals. The responsibilities, powers, and fiduciary duties of the Boards of the Trust and the Company are substantially the same. The Company’s By-Laws provide for indemnification of the directors for actual liabilities arising out of their service in their capacity as directors, subject only to the conditions and limitations of applicable law. The Trust’s Declaration of Trust provides for indemnification of the trustees against certain liabilities and expenses, except for (i) any matter as to which any trustee has been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of such Trust, (ii) any liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties or (iii) any matter disposed of by settlement, compromise or consent decree, unless it is in the best interests of such trust or if said trustee acted in good faith in the reasonable belief that such act was in the best interests of the trust. The Company’s By-Laws provide that shareholders may remove, with or without cause, any director by the affirmative vote of a majority of the votes cast. Under the Trust’s Declaration of Trust, shareholders may remove a trustee by the vote of shareholders of record of not less than two-thirds.

The Funds do not regularly hold shareholder meetings. The Declaration of Trust of the Trust and the By-Laws of the Company provide that a meeting of shareholders will be held upon the written request of holders of at least 25% of votes entitled to be cast.

The foregoing is only a summary of certain rights of the shareholders of the Delaware Funds and of the rights these shareholders will have following the Redomestications as holders of shares of the Maryland Funds. It is not a complete description of the Declaration of Trust, Articles of Incorporation or the By-Laws or applicable state law. Shareholders desiring additional information about those documents and provisions of law should refer to such documents and provisions.

ADDITIONAL INFORMATION

Quorum, Required Vote, and Voting Procedures

For each Delaware Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote for that Fund’s Redomestication is required to constitute a quorum of the Meeting. Approval of the proposal with respect to each Delaware Fund will require the affirmative vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act), meaning the lesser of (1) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (2) more than 50% of the voting power of the outstanding voting securities of the Fund. Shares for which there is an abstention or broker non-vote will be counted for quorum purposes but will have the same effect as a vote against the proposal for purposes of determining whether the proposal has passed. It is not anticipated that any Delaware Fund will receive any broker non-votes. Unmarked proxies will be voted FOR the proposal and any other matters as deemed appropriate.

Only shareholders of each Delaware Fund may vote on the Redomestication of that Fund. Shareholder approval of any one Redomestication is not contingent upon, and will not affect, shareholder approval of any of the other four Redomestications. In addition, completion of any one Redomestication is not contingent upon, and will not affect, completion of any of the other four Redomestications.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of each Delaware Fund held as of the Record Date. Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

Solicitation of Proxies

Each Fund may request brokerage houses, custodians, nominees, and fiduciaries that are shareholders of record to forward proxy materials to beneficial owners.

The solicitation of proxies will be primarily by mail. The Delaware Funds have retained Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. The Delaware Funds will bear the cost of the solicitation, which is estimated to be approximately $168,000. These expenses in turn will be allocated among the Delaware Funds based on each Fund’s relative assets. Officers and service contractors of the Delaware Funds also may solicit proxies by telephone, email, telegraph, facsimile, or personal interview. Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to verify his or her identity, and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. Except for votes cast by automated telephonic voting, within 72 hours of receiving a shareholder’s telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. In the case of voting instructions electronically transmitted by the Internet, a confirmation will be sent only if specifically requested by the shareholder. Shareholders requiring further information as to telephonic, facsimile or electronically transmitted voting instructions or the proxy generally should contact the Delaware Funds toll-free at 888-522-2388.

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the applicable Fund the written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

Adjournment for Insufficient Votes for Approval

If a Delaware Fund does not receive sufficient votes to approve its Redomestication before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to allow further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast; the percentage of negative votes actually cast; and the nature of any further solicitation and any information to be provided to shareholders with respect to such solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting (whether or not sufficient to constitute a quorum). The persons named as proxies will vote on an adjournment after considering the best interests of all shareholders.

Share Ownership

The table below sets forth the number of shares of each class of the Delaware Funds issued and outstanding at the close of business on the Record Date.

Fund/Class	Number of Shares Outstanding on the Record Date
Lord Abbett High Yield Municipal Bond Fund
Class A	101,851,807.42
Class B	897.171
Class C	48,234,491.74
Class F	16,703,421.05
Class I	9,447.94
Class P	918.362

Lord Abbett Intermediate Tax Free Fund
Class A	112,957,232.54
Class B	738,843.66
Class C	33,330,188.97
Class F	24,167,132.20
Class P	1,263.71

Fund/Class	Number of Shares Outstanding on the Record Date
Lord Abbett Short Duration Tax Free Fund
Class A	80,330,474.69
Class C	15,265,048.80
Class F	17,089,134.95
Class I	129,820.86

As of the Record Date, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of each of the Delaware Funds. A list of the beneficial owners of more than 5% of any class of each Delaware Fund as of the Record Date is provided in Exhibit B. Except as shown in that Exhibit, to the knowledge of the Delaware Funds, as of the Record Date, no person is a beneficial owner of more than 5% of the outstanding shares of any class of each Delaware Fund.

A list of the shareholders of record will be available for inspection at the offices of Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, NJ 07302-3973, until the date of the Meeting.

Other Business

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice. If any such other matters do come before the Meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

Timeliness of Shareholder Proposals

Any shareholder proposal to be presented for action at the Delaware Funds’ next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Funds’ principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Delaware Funds currently do not intend to hold another annual or special meeting of shareholders unless required to do so by the 1940 Act or by Delaware law.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Delaware Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of the fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Investment Adviser, Administrator, and Underwriter

Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973, acts as investment adviser and administrator to the Delaware Funds. Lord Abbett Distributor LLC, a subsidiary of Lord, Abbett & Co. LLC located at the same address, acts as principal underwriter to the Delaware Funds.

Questions

If you have any questions regarding the Meeting or need assistance in voting, please contact us at 1-888-L-ABBETT (1-888-522-2388).

Lord Abbett Municipal Income Trust

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett Short Duration Tax Free Fund

Lawrence H. Kaplan

Vice President and Secretary

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REDOMESTICATION

THIS AGREEMENT AND PLAN OF REDOMESTICATION (the “Agreement”) is made as of the         day of         , 2010, by and between the Lord Abbett Municipal Income Fund, Inc., a Maryland corporation (the “Company”), on behalf of its series, the [                ], (the “Acquiring Fund”), with its principal place of business at 90 Hudson Street, Jersey City, NJ 07302-3973, and the Lord Abbett Municipal Income Trust, a Delaware statutory trust (the “Trust”), on behalf of its series,             (the “Acquired Fund”), with its principal place of business at 90 Hudson Street, Jersey City, NJ 07302-3973. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

This Agreement is intended to be and is adopted as a plan of a “reorganization” as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of [Class A and Class C] shares of capital stock of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the “Closing Date”) (collectively, the “Assumed Liabilities”), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the corresponding class of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Company and the Trust are each registered investment companies classified as management companies of the open-end type;

WHEREAS, the Acquiring Fund is authorized to issue shares of capital stock;

WHEREAS, the Board of Directors of the Company and the Board of Trustees of the Trust have determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Acquired Fund shareholders, respectively, and is not dilutive of the interests of those shareholders; and

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the “Acquired Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the corresponding Acquired Fund a number of full and fractional Acquiring Fund Shares of each class of the corresponding Acquiring Fund equal to the number of shares of the corresponding class of such Acquired Fund as of the time and date set forth in Article 2; and (ii) to assume all Assumed Liabilities of the corresponding Acquired Fund.

1.2.  (a)  The Acquired Assets shall consist of all of the Acquired Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder to the extent such records pertain to the Acquired Fund.

(b)  The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 7.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

1.3.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due before the Closing.

1.4.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the “Acquired Fund Shares”) held by such Acquired Fund Shareholder equal to the number of Acquired Fund

Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Company instructing the Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Company shall promptly provide the Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

1.6.  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7.  Any reporting responsibility of the Company with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state, or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Company.

2.	CLOSING AND CLOSING DATE

2.1.  The Closing Date shall be [           , 2010], or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the principal offices of the Acquiring Fund, 90 Hudson Street, Jersey City, NJ 07302-3973, or at such other place as the parties may agree.

2.2.  Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the “Acquired Fund Custodian”) as record holder for the Acquired Fund shall be presented by the Acquired Fund to State Street Bank and Trust Company (the “Acquiring Fund Custodian”) for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian’s records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

2.3.  The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

2.4.  If on the Closing Date the New York Stock Exchange is closed to trading or trading thereon shall be restricted, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

2.5.  The Acquired Fund shall deliver, or cause its transfer agent to deliver, at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder immediately before Closing, certified by the President or a Secretary of the Company and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Company’s records by such officers or one of the Company’s service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request.

3.	REPRESENTATIONS AND WARRANTIES

3.1.  Except as set forth on a disclosure schedule previously provided by the Acquired Fund to the Acquiring Fund, the Trust, on behalf of the Acquired Fund, represents, warrants, and covenants to the Acquiring Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a)  The Acquired Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Trust and the Acquired Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)  The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)  The Trust is not in violation of, and the execution, and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Trust to which the Acquired Fund is a party or by which the Acquired Fund or any of its assets are bound;

(d)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets. Neither the Company nor the Acquired Fund know of any facts that might form the basis for the institution of such proceedings. The Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

(e)  The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated at or before the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

(f)  The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended September 30, 2009 have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Acquired Fund have been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

(g)  Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended March 31, 2010, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund’s portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

(h)  (1)  For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. For any taxable year not yet completed as of the end of the day on the Closing Date, the Trust reasonably expects that the

Acquiring Fund, as successor to the Acquired Fund, will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

(2)  Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

(3)  The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below) that were due and payable or that were claimed to be due;

(4)  All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(5)  The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

(6)  The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

(7)  The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(8)  The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 4.8, rather than in any notes thereto (the “Tax Reserves”). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(9)  The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(10)  The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

(11)  The Acquired Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Acquired Fund tax representation certificate to be delivered pursuant to paragraph 6.4 (the “Acquired Fund Tax Representation Certificate”);

(12)  There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

(13)  The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund’s Tax books and records; and

(14)  For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments, or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business, organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise, and other taxes imposed by the United States of America or any state, local, or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements, or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

(i)  All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(j)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power, and authority to sell, assign, transfer, and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k)  The Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees, and, subject to the approval of the Acquired Fund’s shareholders, assuming due authorization, execution, and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(l)  The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m)  The information included in the proxy statement (the “Proxy Statement”) forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n)  Upon the effectiveness of the Registration Statement, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

(o)  All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p)  The prospectuses and statements of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(q)  The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Trust with respect to the Acquired Fund. All advertising and sales material used by the

Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of the Financial Industry Regulatory Authority (“FINRA”), the Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”), state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Trust have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r)  Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any “affiliated person” of the Acquired Fund have been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(s)  The Acquired Fund Tax Representation Certificate to be delivered by the Trust, on behalf of the Acquired Fund, to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 6.4 will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(t)  The Acquired Fund will review its assets and prior to the Closing Date dispose of any portfolio holdings that are not compatible with the Acquiring Fund’s investment objective and policies; and

(u)  The Acquired Fund’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Trust’s Board of Trustees.

3.2.  Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Acquired Fund, the Company, on behalf of the Acquiring Fund, represents, warrants, and covenants to the Acquired Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a)  The Acquiring Fund is a series of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Company and the Acquiring Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)  The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)  The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d)  The Acquiring Fund’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(e)  The Registration Statement, the Proxy Statement, and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or before the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund’s warranty in Paragraph 3.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund’s warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f)  The Company is not in violation of, and the execution, and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Articles of Incorporation or By-Laws of the Company or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Acquiring Fund to which the Company is a party or by which the Acquiring Fund or any of its assets is bound;

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. Neither the Acquiring Fund nor the Company is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Acquiring Fund’s business, or its ability to consummate the transactions contemplated herein;

(h)  The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended September 30, 2009 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

(i)  Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended March 31, 2010, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(j)  (1)  The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(2)  The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered pursuant to paragraph 5.3 (the “Acquiring Fund Tax Representation Certificate”);

(3)  The Acquiring Fund is a separate fund of the Company within the meaning of Section 851(g) of the Code.

(k)  The authorized capital of the Acquiring Fund consists of [                                ] shares of capital stock, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue [                                ] shares of capital stock, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l)  All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

(m)  The Company has the corporate power, and authority to enter into and perform its obligations under this Agreement. The execution, delivery,

and performance of this Agreement have been duly authorized by all necessary action on the part of the Company’s Board of Directors, and, assuming due authorization, execution, and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished in writing by the Company, on behalf of the Acquiring Fund, or the Adviser for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o)  No consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(p)  The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Company with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of FINRA, the Conduct Rules of the NASD, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, FINRA, or any state securities authorities by the Company have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(q)  Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(r)  For the taxable year that includes the Closing Date and for subsequent taxable periods, the Company reasonably expects that the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code;

(s)  The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 5.3 will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

(t)  The Acquiring Fund’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Company’s Board of Directors.

4.	COVENANTS OF THE FUNDS

4.1.  The Acquired Fund will operate the Acquired Fund’s business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

4.2.  The Trust will call and hold a special meeting of the Acquired Fund’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

4.3.  The Acquiring Fund will prepare the notice of meeting, form of proxy, and Registration Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

4.4.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

4.5.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

4.6.  Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

4.7.  The Company shall have succeeded to the registration statement of the Trust on Form N-1A under the Securities Act of 1933, as amended (the “Securities Act”) and such amendment or amendments thereto as are determined by the Board of Directors of the Company to be necessary and appropriate to effect the registration of the Acquiring Fund Shares (the “Post-Effective Amendment”), shall have been filed with the Commission and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

4.8.  The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund (“Statement of Assets and Liabilities”) as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Fund’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

4.9.  Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

4.10.  From and after the date of this Agreement and until the Closing Date, each of the Funds and the Acquired Fund and the Acquiring Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and shall not take any position inconsistent with such treatment.

4.11.  From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

4.12.  The Acquired Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

5.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

5.1.  All representations and warranties by the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

5.2.  The Company shall have delivered to the Trust on the Closing Date a certificate of the Company, on behalf of the Acquiring Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Company made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Trust shall reasonably request;

5.3.  The Company, on behalf of the Acquiring Fund, shall have delivered to the Company and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Company and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Trust and the Company, concerning certain tax-related matters with respect to the Acquired Fund; and

5.4.  The Board of Directors of the Company shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

6.1.  All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.  The Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 4.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Trust’s Treasurer or Assistant Treasurer;

6.3.  The Trust shall have delivered to the Company on the Closing Date a certificate of the Trust, on behalf of the Acquired Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Company shall reasonably request;

6.4.  The Trust, on behalf of the Acquired Fund, shall have delivered to the Company and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Company and the Trust, concerning certain tax-related matters with respect to the Acquired Fund; and

6.5.  The Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.	FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

7.1.  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund’s shareholders in accordance with the provisions of the Trust’s Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund’s shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

7.2.  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

7.3.  All consents of other parties and all other consents, orders and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

7.4.  The Acquiring Fund’s Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

7.5.  The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Company and the Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code.

8.	BROKERAGE FEES AND EXPENSES

8.1.  Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.  All of the expenses and costs of the Reorganization and the transactions contemplated thereby (including, but not limited to, the preparation of the proxy statement and solicitation expenses) shall be borne by the Funds on a pro rata basis based upon the aggregate assets of each Fund on [                ].

9.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

9.1.  The Company and the Trust each agrees that neither party has made any representation, warranty, or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

9.2.  The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

10.	TERMINATION

10.1.  This Agreement may be terminated by the mutual agreement of the Company and the Trust. In addition, either party may at its option terminate this Agreement at or before the Closing Date:

(a)  because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or before the Closing Date;

(b)  because of a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met;

(c)  by resolution of the Company’s Board of Directors if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders;

(d)  by resolution of the Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund’s shareholders; or

(e)  if the transactions contemplated by this Agreement shall not have occurred on or before [           , 20    ] or such other date as the parties may mutually agree upon in writing.

10.2.  In the event of any such termination, there shall be no liability for damages on the part of the Company, the Acquiring Fund, the Trust, or the Acquired Fund, or the Trustees/Directors or officers of the Trust or the Company, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

11.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the Acquired Fund’s shareholders called by the Trust pursuant to Paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

12.	NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the Acquiring Fund at 90 Hudson Street, Jersey City, NJ 07302-3973.

13.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

13.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 § 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5.  It is expressly agreed that the obligations of the Company and the Trust shall not be binding upon any of their respective Directors/Trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Company’s Articles or the Trust’s Declaration of Trust, respectively. The execution, and delivery of this Agreement have been authorized by the Directors/Trustees of the Company and of the Trust and this Agreement has been executed by authorized officers of the Company and the Trust, acting as such, and neither such authorization by such Directors/Trustees nor such execution, and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Company’s Articles and the Trust’s Declaration of Trust, respectively.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:		LORD ABBETT MUNICIPAL INCOME TRUST,
on behalf of its series,

By:		By:
Name:	Thomas R. Phillips	Name:	Lawrence H. Kaplan
Title:	Vice President and Assistant Secretary	Title:	Vice President and Secretary

Attest:		LORD ABBETT MUNICIPAL INCOME FUND, INC.,
on behalf of its series,

By:		By:
Name:	Thomas R. Phillips	Name:	Lawrence H. Kaplan
Title:	Vice President and Assistant Secretary	Title:	Vice President and Secretary

EXHIBIT B

SHAREHOLDERS BENEFICIALLY OWNING MORE THAN 5% OF THE FUNDS

Except as set forth below, to the knowledge of the Delaware Funds, as of August 17, 2010, no person is a beneficial owner of more than five percent of the outstanding shares of any class of a Fund.

Lord Abbett High Yield Municipal Bond Fund

Name and Address of Beneficial Owner	Shares Beneficially Owned as of August 17, 2010
	Number		Percent of Class
Edward Jones & Co. 201 Progress Pkwy. Maryland Hts., MO 63043-3009	Class A: Class C:	28,304,942.5130 2,688,836.6430	Class A: Class C:	27.79% 5.57%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	10,695,391.3410 14,003,088.7650 10,982,321.4280	Class A: Class C: Class F:	10.50% 29.03% 65.75%

Morgan Stanley Smith Barney 700 Red Brook Blvd. Owings Mills, MD 2117-5184	Class A: Class C: Class F:	5,348,874.1720 6,915,636.0780 2,428,382.6650	Class A: Class C: Class F:	5.25% 14.34% 14.54%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A: Class C:	7,735,058.8390 3,833,604.7080	Class A: Class C:	7.59% 7.95%

Wells Fargo Advisors LLC (PCG) Omnibus – Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street, Saint Louis, MO 63103-2523	Class A: Class C: Class F:	10,786,252.300 7,132,819.9560 851,604.2310	Class A: Class C: Class F:	10.59% 14.79% 5.10%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class B: Class I: Class P:	894.0350 864.2450 914.4700	Class B: Class I: Class P	99.65% 9.15% 99.58%

NFS LLC FBO Lastella Family Limited 11 Willis Drive Closter, NJ 07624-1634	Class I:	4,291.8450	Class I:	45.43%

NFS LLC FBO Mark Scher 39 Appletree Drive Matawan, NJ 07747-3744	Class I:	4,291.8450	Class I:	45.43%

Lord Abbett Intermediate Tax Free Fund

Name and Address of Beneficial Owner	Shares Beneficially Owned as of August 17, 2010
	Number		Percent of Class
Edward Jones & Co. 201 Progress Pkwy. Maryland Hts., MO 63043-3009	Class A: Class B: Class C:	12,920,933.3570 90,637.7260 1,717,147.3450	Class A: Class B: Class C:	11.44% 12.27% 5.15%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C: Class F:	27,547,935.9640 237,147.9870 13,045,094.1070 11,258,870.1380	Class A: Class B: Class C: Class F:	24.39% 32.10% 39.14% 46.59%

Morgan Stanley Smith Barney 700 Red Brook Blvd. Owings Mills, MD 2117-5184	Class A: Class C: Class F:	10,902,328.4140 3,489,853.6340 3,359,978.0230	Class A: Class C: Class F:	9.65% 10.47% 13.90%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A:	7,022,243.1300	Class A:	6.22%

Wells Fargo Advisors LLC (PCG) Omnibus – Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street, Saint Louis, MO 63103-2523	Class A: Class B: Class C: Class F:	15,213,506.6590 239,617.3990 5,350,415.2130 4,308,696.4680	Class A: Class B: Class C: Class F:	13.47% 32.43% 16.05% 17.83%

LPL Financial Omnibus – Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F:	1,209,998.9420	Class F:	5.01%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P:	1,258.4430	Class P:	99.58%

Lord Abbett Short Duration Tax Free Fund

Name and Address of Beneficial Owner	Shares Beneficially Owned as of August 17, 2010
	Number		Percent of Class
Edward Jones & Co. 201 Progress Pkwy. Maryland Hts., MO 63043-3009	Class A: Class C:	7,116,411.6140 1,831,716.7310	Class A: Class C:	8.86% 12.00%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	27,229,643.0780 6,936,454.1850 8,368,713.5890	Class A: Class C: Class F:	33.89% 45.44% 48.97%

Morgan Stanley Smith Barney 700 Red Brook Blvd. Owings Mills, MD 2117-5184	Class A: Class F:	5,383,044.5520 3,947,704.1080	Class A: Class F:	6.70% 23.10%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	Class A:	5,117,620.6730	Class A:	6.37%

Wells Fargo Advisors LLC (PCG) Omnibus – Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street, Saint Louis, MO 63103-2523	Class A: Class C: Class F:	9,650,738.0280 2,635,485.0770 1,617,099.9610	Class A: Class C: Class F:	12.01% 17.26% 9.46%

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 64104-4151	Class I:	30,460.1360	Class I:	23.46%

YOU MAY VOTE IN ANY ONE OF FOUR WAYS:
(1) VIA THE INTERNET (2) BY TELEPHONE (3) BY MAIL USING THIS PROXY CARD (4) IN PERSON AT THE MEETING
We encourage you to vote by Internet or telephone. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting. By voting promptly, you can help the Fund avoid the expense of additional follow-up mailings and solicitations.
YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!
	VOTING ON THE INTERNET • Read the Proxy Statement and have this proxy card at hand. • Log on to www.proxyweb.com • Follow the on-screen instructions.	VOTING BY TELEPHONE • Read the Proxy Statement and have this proxy card at hand. • Call toll-free 1-888-221-0697 • Follow the recorded instructions.

VOTING BY MAIL

•    Read the Proxy Statement.

•    Check the appropriate box on this proxy card.

•    Sign, date and return this proxy card.

•    Mail completed proxy card to: Proxy Services, Lord Abbett Municipal Income Trust, P.O. Box 9180, Farmingdale, NY 11735-9850

FUND NAME PRINTS HERE

If you vote by Telephone or Internet, please do not mail your proxy card.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF LORD ABBETT MUNICIPAL INCOME TRUST

The undersigned hereby appoints ROBERT S. DOW, LAWRENCE H. KAPLAN and THOMAS R. PHILLIPS and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a meeting of the shareholders of the above-referenced Fund scheduled to be held on November 5, 2010, including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

i Date , 2010

For information as to the voting of shares registered in more than one name, see page 12 of the Proxy Statement.

Signature(s) (and Title(s), if applicable)        (Please sign in box)

When signing the proxy as attorney, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

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Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The Proxy Statement is available at www.proxyweb.com.

i	Please fill in box as shown using black or blue ink or number 2 pencil. Ä i PLEASE DO NOT USE FINE POINT PENS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL BELOW AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

PROPOSAL:	FOR	AGAINST	ABSTAIN

(1)       To approve an Agreement and Plan of Redomestication providing for the reorganization of the Fund into a newly organized corresponding series of Lord Abbett Municipal Income Fund, Inc. with the same name, investment parameters, fees and expenses, and other attributes.

	¡	¡	¡

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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